RUSH ENTERPRISES


Rush Enterprises

May 2020

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DISCLOSURE/SAFE HARBOR

This presentation may contain forward-looking statements (as defined in the Private Securities Litigation Reform Act 1995). Any forward-looking statements are based on current expectations with respect to important risk factors. It is important to note that our actual results could materially differ from the results anticipated in any forward-looking statements that may be contained in this presentation. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, future growth rates and margins for certain of our products and services, future supply and demand for our products and services, the duration and severity of the COVID-19 pandemic, competitive factors, general economic conditions, cyclicality, market conditions in the new and used commercial vehicle markets, customer relations, relationships with vendors, the interest rate environment, governmental regulation and supervision, seasonality, distribution networks, product introductions and acceptance, technological change, changes in industry practices and one-time events. In addition, the declaration and payment of cash dividends and authorization of future share repurchase programs remains at the sole discretion of the Company's Board of Directors and the issuance of future dividends and authorization of future share repurchase programs will depend upon the Company's financial results, cash requirements, future prospects, applicable law and other factors that may be deemed relevant by the Company's Board of Directors. Please refer to the documents that we have filed with the U.S. Securities and Exchange Commission for a discussion of these factors. We do not undertake any obligation to update any forward-looking statements contained in or incorporated in this presentation to reflect actual results, changes in assumptions or in other factors which may affect any forward-looking statements.

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COMPANY OVERVIEW

- Full service solutions provider to commercial vehicle industry
- 7,044 dedicated employees
- $5.8B in revenue in 2019
- 39,326 trucks sold in 2019
- 5.3% U.S. Class 8 market share in 2019
- 5.4% U.S. Class 4-7 market share in 2019
- Aftermarket revenues account for 65% of company gross profit
- Impact of COVID-19 pandemic on revenues expected to be substantial for foreseeable future
- Dual class share structure
- Quarterly cash dividend paid each quarter since Q3 2018
- Share repurchase authorization of $100M; currently suspended due to COVID-19


CUSTOMER
RUSH
ENTERPRISES
BOSS
POSITIVE ATTITUDE
FAIRNESS

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COMPANY AT A GLANCE



Rush Truck Centers
Rush Refuse Systems
Rush Crane Systems
Rush Towing Systems
Rush Bus Centers

Rush Truck Leasing
Rush Truck Insurance
House of Trucks
Momentum Fuel Technologies

Custom Vehicle Solutions
Perfection Truck Parts & Equipment
Chrome Country
World Wide Tires

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COVID-19 EFFECT ON COMMERCIAL VEHICLE MARKET

- ACT Class 8 and Class 4-7 2020 truck sales forecasts reduced significantly over past estimates
- Truck manufacturer temporary production stoppages impacting supply chain
- Customers delaying truck purchases
- Parts supply chain largely uninterrupted
- Expect significant negative impacts on truck sales and aftermarket revenues in Q2/Q3, at a minimum
- Investments made in strategic initiatives should mitigate impact on aftermarket products and services business



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HEALTH AND SAFETY

- Monitoring and complying with CDC guidelines and all federal, state and local orders
- Employees unable to work were given two weeks of additional sick leave
- Mandated appropriate social distancing at all locations
- Requiring employees wear facemasks when social distancing cannot be maintained
- Thoroughly cleaning facilities/offering appropriate protective equipment


Ace Solves It All!

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AFTERMARKET SALES

- Increased parts inventories to support extra 30 days of demand
- Providing curbside pick-up
- Expanded RushCare Rapid Parts Call Centers to handle more incoming calls
- Online parts ordering
- Web-based communication platform for real-time updates on service work
- 2,400 service bays and 500 mobile service units trained to clean and sanitize high-touch areas
- Xpress Services expedite vehicle diagnosis and maintenance
- Reps can conduct in-person visits with customer permission



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TRUCK SALES

- Sales reps in regular communication with customers via phone, email, video, etc.
- Actively pursuing prospective customers
- Approaching write-downs more aggressively than in the past
- Several financing specials available to incentivize truck purchases



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LIQUIDITY AND EXPENSE REDUCTION

- Total net liquidity of approximately $243.2 million as of March 2020
  - $137.5 million in cash
  - $105.7 million from credit, excludes floor plan credit agreements
- Suspended stock repurchase program
- Renewed $100 million line of credit through June 2022, no outstanding draws
- Chairman, Chief Executive Officer and President W.M. "Rusty" Rush reduced salary by 25 percent
- Members of senior executive team reduced salaries by 10 percent
- Board of Directors reduced annual cash retainers by 10 percent
- Continuing to reduce expenses and delay capital expenditures where appropriate



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U.S. RETAIL TRUCK SALES



Units (Thousands)
300
250
200
150
100
50
0
2014
2015
2016
2017
2018
2019
2020E
2021E
2022E
2023E
2024E
Class 8
Class 4-7

	2014	2015	2016	2017	2018	2019	2020E	2021E	2022E	2023E	2024E
Class 8	224	253	197	197	256	281	128	163	234	250	243
Class 4-7	200	218	226	226	258	267	147	197	256	267	262

Source: ACT Research

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STRATEGIC GROWTH INITIATIVES

- Financial goals
  - $7B in annual revenue
  - 5% pre-tax profit margin
- Growth goals and opportunities
  - Grow parts revenue to $2B
  - Grow service and collision center revenue to $600M
  - Increase U.S. Class 8 market share to 7.5%
  - Increase U.S. Class 4-7 market share to 6.5%
  - Increase RTL pre-tax margin to 7.0%
- Capital deployment
  - Disciplined investment in strategic growth
  - Consistent shareholder return program



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RUSH TRUCK CENTERS

- Largest commercial vehicle dealer group in North America
- 118 locations in 22 states
- 50% ownership of Rush Truck Centres of Canada, 14 International locations in Ontario
- Class 3-8 truck sales, full range of aftermarket solutions
- Broad market segment coverage
- Largest dealer group for Peterbilt, Navistar, Hino, Isuzu, growing with Ford
- Leasing and rental
- Financial insurance services
- Over 4.5M square feet of premium facilities



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RUSH TRUCK CENTERS NETWORK


Peterbilt Dealerships
International Dealerships
Independent Parts and Service Locations
Rush Truck Centres Canada

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SOLUTIONS NETWORK

- Capabilities for all makes and models
- Aftermarket parts
  - More than $262M parts inventory
  - Genuine OEM and all-makes parts including proprietary Rig Tough and Premium Power powertrain parts
- Service and body shop
  - 2,405 service bays, 2,457 technicians; 26 collision centers
  - 456 mobile and embedded technicians
  - CNG/LNG service capabilities



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TECHNOLOGY AND CUSTOMER SERVICE INNOVATION

- RushCare Parts Connect
- RushCare Service Connect
- RushCare Telematics Solutions
  - Custom fault code monitoring system
  - OEM/component supplier support
- RushCare Rapid Parts and Rapid Service call centers
- Nationwide call center and dedicated service concierge team
- Parts sales analytics to drive efficiencies and increase sales


RUSH
TRUCK CENTERS

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ABSORPTION PERFORMANCE

- Critical metric for dealership efficiency
- Measures less cyclical gross profit compared to controllable expenses
- 120% overall in 2019


ABSORPTION RATIO*
130%
110%
90%
70%
50%
96%
106%
114%
116%
114%
118%
116%
112%
121%
122%
120%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

*Absorption ratio is calculated by dividing the gross profit from the parts, service and collision center departments of a dealership by the overhead expenses of all of a dealership's departments, except for the selling expenses of new and used commercial vehicles and the carrying costs of the new and used commercial vehicle inventory.

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QUALITY OF EARNINGS



REVENUE
Truck Sales 65%
Parts and Service 30%
Lease, Rental/Finance, Insurance/Other 5%
GROSS PROFIT
Truck Sales 27%
Lease, Rental/Finance, Insurance/Other 5%
Parts and Service 65%

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RUSH ENTERPRISES ANNUAL TRUCK SALES



50
40
30
20
10
0
Units (Thousands)
15.8
9.9
1.7
7.8
16.8
11.2
1.6
7.9
10.8
11.1
1.6
7.0
13.0
10.9
1.6
7.0
14.6
12.9
2.1
8.0
15.0
14.4
2.2
7.7
2014
2015
2016
2017
2018
2019
Used
Light-duty
Medium-duty
Class 8

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VEHICLE FRANCHISES

- Peterbilt, Class 6-8 – 59 locations, 11 states
- International, Class 5-8 – 43 locations, 9 states, 50% ownership of 14 locations in Canada
- Ford, Class 3-7 – 9 locations, 7 states
- Hino, Class 5-7 – 33 locations, 9 states
- Isuzu, Class 4-5 – 26 locations, 9 states
- Mitsubishi FUSO, Class 4-5 – 5 locations, 3 states
- Blue Bird – 24 locations, 1 state
- Collins – 30 locations, 1 state
- Elkhart – 17 locations, 1 state
- IC Bus – 32 locations, 7 states
- Jerr-Dan – 5 locations, 3 states
- PacLease – 26 locations, 10 states
- Idealease – 19 locations, 9 states

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CLASS 8 CUSTOMERS

- Rush Enterprises 2019 U.S. Class 8 market share – 5.3%
- Strong vocational component
- Large fleets consolidating
- Private mid-size fleets remain viable
- Independent owner-operator now variable component of truckload carrier



5.3%
Large Fleets
30-35%
Mid-Size
Fleets
15-20%
Owner-
Operator
10-15%
Vocational
40-45%

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CLASS 4-7 CUSTOMERS

- Rush Enterprises 2019 U.S. Class 4-7 market share – 5.4%
- Vocational and specialty markets
- Ready-to-Roll®
- National fleet accounts
- Market tied closely to general economy



Food/ Beverage 15%
Towing/ Recovery 10%
Leasing/ Rental 20%
Construction/ Landscaping 20%
Pick-up/ Delivery 25%
Government/ Municipal 10%
5.4%

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RUSH TRUCK LEASING

- Full service leasing and rental
- Lease trucks captive source for parts and service revenue
- PacLease and Idealease franchises
- 45 locations including 4 captive shops
- 8,367 units in truck fleet, including cranes
- 1,137 units under contract fleet maintenance
- Growing need by customers for outsourced maintenance
- Rental utilization and variable revenue negatively impacted by COVID-19

PacLease IDEALEASE



LEASING AND RENTAL REVENUE
Millions
$260
$250
$240
$230
$220
$210
$200
$190
$180
$208
$217
$238
$248
2016
2017
2018
2019

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HISTORICAL RESULTS

$ in Millions, except per share amounts	2016	2017	2018	2019	Three Months Ended 3/31/2019	Three Months Ended 3/31/2020
Revenue	$4,214.6	$4,713.9	$5,506.2	$5,809.8	$1,348.3	$1,286.7
Gross profit	$718.0	$829.9	$978.3	$1,025.6	$256.9	$234.5
Gross profit margin	17.0%	17.6%	17.8%	17.7%	19.1%	18.2%
Adjusted EBIT (1)*	$76.0	$138.7	$205.6	$190.6	$49.8	$31.8
Adjusted EBIT margin*	1.8%	2.9%	3.7%	3.3%	3.7%	2.5%
Net income	$40.6	$172.1	$139.1	$141.6	$37.1	$23.1
Adjusted net income (1)*	$46.0	$89.3	$154.9	$141.6	$37.1	$23.1
EPS	$1.00	$4.20	$3.45	$3.77	$0.98	$0.62
Adjusted EPS (1)*	$1.13	$2.18	$3.85	$3.77	$0.98	$0.62

(1) Excludes a one-time charge related to restructuring charges and real estate impairment in 2016; a one time benefit related to tax reform legislation in 2017; and a one-time charge related to impairment of the Company's ERP platform in 2018.

*Non-GAAP financial measure. See Appendix

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ADJUSTED RETURN ON INVESTED CAPITAL

$ in Thousands	2016	2017	2018	2019	3/31/2019	3/31/2020
Total debt (GAAP)	$1,335,441	$1,473,230	$1,693,306	$1,716,384	$1,861,664	$1,597,773
Adjustments:						
Debt related to lease and rental fleet	($579,819)	($598,512)	($589,933)	($661,191)	($597,182)	($648,054)
Floor plan notes payable	($646,945)	($778,561)	($1,023,019)	($996,336)	($1,111,473)	($888,680)
Adjusted total debt	$108,677	$96,157	$80,354	$58,857	$153,009	$61,039
Cash and cash equivalents	($82,026)	($124,541)	($131,726)	($181,620)	($126,572)	($137,540)
Adjusted net (cash) debt*	$26,651	($28,384)	($51,372)	($122,763)	$26,437	($76,501)
Shareholders' equity	$862,825	$1,040,373	$1,066,928	$1,159,493	$1,083,421	$1,165,476
Adjusted invested capital*	$889,476	$1,011,989	$1,015,556	$1,036,730	$1,109,858	$1,088,975
Adjusted return on invested capital (1)*	8.5%	14.6%	20.3%	18.6%	20.4%	15.7%

(1) Calculated by dividing adjusted EBIT by adjusted average invested capital. For interim periods the calculation is made using the previous twelve months' results. Excludes a one-time charge related to restructuring charges and real estate impairment in 2016; a one time benefit related to tax reform legislation in 2017; and a one-time charge related to impairment of the Company's ERP platform in 2018.

*Non-GAAP financial measure – see Appendix

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FREE CASH FLOW

$ in Thousands	2016	2017	2018	2019	Twelve Months Ended 3/31/2019	Twelve Months Ended 3/31/2020
Net cash provided by (used in) operations	$521,170	$152,737	$215,364	$421,272	$58,445	$599,342
Acquisition of property/equipment	($196,965)	($209,917)	($238,260)	($293,493)	($253,616)	($279,411)
Free cash flow*	$324,205	($57,180)	($22,896)	$127,779	($195,171)	$319,931
Adjustments:						
Draws (payments) on floor plan financing, net	($211,802)	$112,261	$167,812	($104)	$261,536	($177,997)
Proceeds from lease/rental debt	$121,188	$152,562	$156,751	$210,042	$162,473	$200,409
Principal payments on lease/rental debt	($168,644)	($144,998)	($163,734)	($169,921)	($161,962)	($172,412)
Non-maintenance capital expenditures	$45,003	$28,734	$39,268	$43,123	$45,720	$36,486
Adjusted free cash flow*	$109,950	$91,379	$177,201	$210,919	$112,596	$206,417

*Non-GAAP financial measure. See Appendix.

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RUSH ENTERPRISES


Rush Enterprises

May 2020

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APPENDIX

This presentation contains certain Non-GAAP financial measures as defined under SEC rules, such as Adjusted EBITDA, Adjusted EBIT, Adjusted EBIT Margin, Adjusted Net Income, Adjusted EPS, Adjusted Total Debt, Adjusted Net Debt, Adjusted Invested Capital, Adjusted Return on Invested Capital, Free Cash Flow, and Adjusted Free Cash Flow. The Company presents Adjusted EBITDA, Adjusted EBIT, Adjusted Net Income, and Adjusted EPS as additional information about its operating results.

Management believes the presentation of these Non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have the same information available to them that management uses to asses the Company's operating performance and capital structure. These Non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that Non-GAAP financial measures utilized by the Company may not be comparable to similarly titled Non-GAAP financial measures used by other companies.

APPENDIX RECONCILIATION

Adjusted Net Income and EPS

$ in Millions, except per share amounts	2016	2017	2018	2019	Three Months Ended 3/31/2019	Three Months Ended 3/31/2020
Net income	$40,582	$172,129	$139,062	$141,583	$37,104	$23,107
Adjustments:						
Restructuring charges, net of tax	$5,425	-	-	-	-	-
ERP platform write-off, net of tax	-	-	$15,886	-	-	-
Tax adjustment	-	($82,862)	-	-	-	-
Adjusted Net Income*	$46,007	$89,267	$154,948	$141,583	$37,104	$23,107
Diluted shares outstanding EPS	40,603	40,980	40,293	37,571	37,834	37,326
EPS	$1.00	$4.20	$3.45	$3.77	$0.98	$0.62
Adjusted EPS*	$1.13	$2.18	$3.85	$3.77	$0.98	$0.62

*Non-GAAP financial measure – see Appendix.

(1) Excludes a one-time charge related to restructuring charges and real estate impairment in 2016; a one time benefit related to tax reform legislation in 2017; and a one-time charge related to impairment of the Company's ERP platform in 2018.

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APPENDIX RECONCILIATION

Adjusted EBITDA and EBIT

$ in Thousands	2016	2017	2018	2019	Three Months Ended 3/31/2019	Three Months Ended 3/31/2020
Net Income	$40,582	$172,129	$139,062	$141,583	$37,104	$23,107
Adjusted Net Income*	$46,007	$89,267	$154,948	$141,583	$37,104	$23,107
Provision for Income Taxes	$29,372	$47,132	$44,107	$47,940	$12,454	$8,562
Interest expense	$14,279	$12,310	$19,682	$28,807	$7,358	$4,769
Depreciation and amortization	$51,261	$50,069	$70,489	$55,372	$12,925	$14,330
Asset impairment/charge, net of tax	-	-	($15,886)	-	-	-
(Gain) Loss on sales of assets	($1,755)	$105	($297)	$102	($57)	($100)
EBITDA*	$139,164	$198,883	$273,043	$273,804	$69,784	$50,668
Adjustments:						
Interest expense associated with floor plan notes payable	($11,901)	($10,121)	($17,839)	($27,811)	($7,077)	($4,545)
Adjusted EBITDA*	$127,263	$188,762	$255,204	$245,993	$62,707	$46,123
Depreciation and amortization	($51,261)	($50,069)	($49,580)	($55,372)	($12,925)	($14,330)
Adjusted EBIT*	$76,002	$138,693	$205,624	$190,621	$49,782	$31,793

*Non-GAAP financial measure

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